                                                                   Exhibit 10.13

                        COOPERATIVE DEVELOPMENT AGREEMENT

     THIS AGREEMENT, entered into as of the 8th day of November, 2002, by and between ALTUS BIOLOGICS INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 625 Putnam Avenue, Cambridge, MA 02139 (hereinafter called "ALTUS"), and AMANO ENZYME INC., a corporation organized and existing under the laws of Japan and having its principal place of business at 1-2-7, Nishiki, Naka-ku, Nagoya, Japan (hereinafter called "AMANO"),

                                   WITNESSETH:

WHEREAS, ALTUS, through research and development for a long time, acquires and possesses certain valuable technologies pertaining to certain pharmaceutical products known as TheraCLEC(TM) Total and a method for manufacturing such products and continues to develop scientific techniques pertaining to the products, and owns and controls certain patent rights and trademark rights in the products, and

WHEREAS, AMANO has, over the years, demonstrated its expertise in development, manufacturing and worldwide marketing of many kind of enzymes for the commercial markets especially in food industry and pharmaceutical industry, and has thereby established a reputation of high regard in such markets, which reputation is believed by ALTUS to be of great value to the possible success of the joint development contemplated hereunder, and

WHEREAS, AMANO desires to undertake manufacture of enzyme materials to be used in the products of ALTUS,

WHEREAS, ALTUS and AMANO are willing to enter into a cooperative development of certain enzyme materials, which are fit for TheraCLEC(TM) Total, and entire specifications of which are instructed by ALTUS, and

WHEREAS, ALTUS and AMANO propose to decide at the end of Phase II of the U.S. clinical trial process whether they will enter into a further manufacturing agreement.

NOW, THEREFORE, ALTUS and AMANO agree as follows:

ARTICLE 1. DEFINITIONS

1. The term "Products" shall mean the pharmaceutical products known as TheraCLEC(TM) Total, in a certain preparation form or forms
     [********************************] specified, developed, manufactured, labeled and packaged and sold by or on behalf of ALTUS.

2. The term "Materials" shall mean enzymes used as active ingredients in the Products, which are made up of selected [***********] and [******] prepared by AMANO in accordance with Specifications developed and submitted by ALTUS for use in manufacturing Products.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

3. The term "Amano Enzymes" shall mean enzymes including but not limited to [**************] and [********], which are discovered, invented, developed, produced, sold or otherwise disposed by Amano with its sole technologies and which are basis of Materials to be develop hereunder.

4. The term "Technical Information" shall mean all of the information and knowledge now possessed by ALTUS or AMANO and those acquired by ALTUS or AMANO during the life of this Agreement, which relate to manufacturing process of Materials -or relate to Products.

5. The term "ALTUS's Development" shall mean any and all works of research and development made by ALTUS with respect to Materials and Products to be developed hereunder.

6. The term "AMANO's Development" shall mean any and all works of research and development made by AMANO with respect to Materials to be developed hereunder.

7. The term "Joint Development" shall mean any and all technical works of research and development jointly made by ALTUS and AMANO with respect to Materials to be developed hereunder.

8. The term "Development" shall mean ALTUS's Development, AMANO's Development and/or Joint Development.

9. The term "ALTUS's Technologies" shall mean any and all technologies now possessed by ALTUS and those acquired by ALTUS during the life of this Agreement.

10. The term "AMANO's Technologies" shall mean any and all technologies now possessed by AMANO and those acquired by AMANO during the life of this Agreement.

11. The term "Joint Technologies" shall mean any and all technologies jointly developed by ALTUS and AMANO as the results of working together during the life of this Agreement, which relate to manufacturing process of Materials.

12. The term "Patents" shall mean those patents and patent applications which either party owns or controls or which either party may obtain or both the parties may jointly obtain hereunder, the application date of which is on or before the date of this Agreement or during the life of this Agreement, and all of which are useful for or relating to Materials and/or Products.

13. The term "Specifications" shall mean the written specifications established for the characteristics, quality and quality control testing procedures for each of Materials as developed by ALTUS, and as amended or supplemented from time to time.

14. The term "Good Manufacturing Practices" shall mean good manufacturing practices as defined in applicable laws, regulations and guidelines.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

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ARTICLE 2. PURPOSES

ALTUS and AMANO shall together and individually make Development toward the goal of successfully manufacturing Materials to be used in Products. ALTUS and AMANO shall exert [************] to successfully complete Development under the terms and conditions of this Agreement.

ARTICLE 3. RESPECTIVE CHARGES OF DEVELOPMENT

1. ALTUS shall take charge of clinical development in the nature and characteristic of Materials used for the preparation of Products, and chemical reaction and effect against malabsorption resulting from pancreatic insufficiency including cystic fibrosis, and carry out such development at ALTUS's laboratory and AMANO's facility during the life of this Agreement. In the course of ALTUS's Development, ALTUS shall:

     1) develop and establish ALTUS's Technologies utilized in Materials as bulk drug active for Products,

     2) develop and establish the standard of Specifications of Materials to be manufactured by AMANO and prototype manufacturing processes therefor,

     3) transfer to AMANO Specifications to be employed by AMANO and give AMANO a technical guidance in the manufacture of Materials, particularly TheraCLEC [******] and [**************] and [********],

     4)   inspect and approve AMANO's Development,

     5) prepare and realize an Investigational New Drug application ("IND") to the Food and Drug Administration ("FDA") for Materials and/or Products,

     6) provide assistance to AMANO in establishing Good Manufacturing Practices, and

     7) perfect the regulatory process and retain records pertaining to development of the Materials and Products.

2. AMANO shall take charge of development in the manufacture of Materials and carry out such development at AMANO's laboratory during the life of this Agreement. In the course of AMANO's Development, AMANO shall:

     1) arrange production facility located in Japan for Materials, which meets requirement of Good Manufacturing Practices,

     2) establish AMANO's Technologies of [*********************] and [*************************] for Materials,

     3) establish AMANO's Technologies of the [*******] and [****************] for materials,


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     4) develop technologies manufacturing TheraCLEC [******] and [*************] and [********] under AMANO's Technologies in accordance with ALTUS's Technologies disclosed to AMANO,

     5) develop AMANO's Technologies of manufacturing Materials in accordance with Specifications and guidance given by ALTUS, and

     6) support the regulatory process and retain records pertaining to development of the Materials.

3. ALTUS and AMANO shall jointly develop and establish a standard manufacturing management protocol for Materials on the basis of quality control procedures originally developed by Altus, that may need to be modified to fulfill requirements for an FDA regulated product or other product.

ARTICLE 4. EXCHANGE OF TECHNICAL INFORMATION

Forthwith after the execution of this Agreement, both parties. shall disclose to the other party Technical Information owned and possessed in the respective field of which either party takes charge hereunder from time to time during the life of this Agreement. All Technical Information that was exchanged between or developed jointly by the parties [**********************************] shall be deemed to be information exchanged between or developed jointly by the parties pursuant to this Article 4. All intellectual property provisions in this Agreement shall be effective as of the earliest date that the parties began working together.

ARTICLE 5. SUPPLY OF MATERIALS

1. ALTUS shall provide AMANO with forecasts setting out the amounts of Materials it expects it will require for each month during the [********] period from the time of preparation of the relevant forecast. The forecasts shall be updated [********]. ALTUS shall prepare a separate forecast for the [**********] required for any [*********************]. Upon ALTUS's request, AMANO shall supply ALTUS with reasonable quantities of Materials manufactured by AMANO in accordance with Specifications, regardless of fully finished or not, be necessary for ALTUS's Development.

2. If ALTUS places an order for Materials with AMANO for the purpose of ALTUS's Development pursuant to this Agreement that does not exceed the amount of Materials set forth in the most recent forecast for the relevant month, AMANO shall [**************************************]; provided, however, if ALTUS places an order for Materials in excess of the volume specified in the applicable forecast, supply by AMANO of such excess Materials shall be subject to [***********************************] and to
     [************************************************]. Supply of Materials by
     AMANO hereunder may be conducted through AMANO's subsidiary, Amano Enzyme USA Co., Ltd. based in U. S. A.

3. The parties hereto shall make a supply contract or contracts in accordance with the terms of this Agreement, on a bona fide basis, from case to case relating to the supply of Materials as provided hereinabove. The supply contract shall definitely provide terms


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     and conditions including but not limited to kind of Materials, quantities, Specifications, time of shipment, trade terms, price, payment and etc.

4. AMANO shall not supply [**************] other than to ALTUS without prior written consent from ALTUS except as otherwise provided in Article 12.3, provided that nothing herein contains any restriction of supplying other party than ALTUS with any of Amano Enzymes or materials manufactured [***************************************] and/or other technologies of any third party.

5. Being understood that evaluate, use or application of Materials and Specifications for medical products are decided by ALTUS at its sole discretion, AMANO shall incur [*********] on Materials supplied hereunder, [**********] (a) all or any consequential or indirect losses or damages or loss of profit suffered or incurred by ALTUS or any third party howsoever caused; or (b) all or any actions, proceedings, demands or claims made against ALTUS or any third party by any person whatsoever, provided AMANO prepares the Materials in accordance with the Specifications and Good Manufacturing Practices. ALTUS shall indemnify and hold AMANO harmless from [********************] arising out of or related to [*********************
     ************************************], provided AMANO prepares the
     Materials in accordance with [******************************************].
     ALTUS halt obtain and maintain, at its own expense, during the life of this Agreement and thereafter, [********] insurance covering product liability, tort liability and other liability relating to Materials and Products written by an insurer satisfactory to AMANO and [************* **************************************].

ARTICLE 6. JOINT DEVELOPMENT COMMITTEE

1. ALTUS and AMANO shall, within [**********] after the execution of this Agreement, establish a Joint Development Committee ("JDC") to (a) elaborate and confirm the plan of Development contemplated herein; (b) give each other the progress condition of Development at the time of the meeting; (c) oversee the compliance of the facility with Good Manufacturing Practices and the transfer of the prototype process of manufacturing Materials from ALTUS to AMANO; (d) coordinate Development to the manufacturing process of Materials; and (e) to exercise decision making authority, and, further, shall make the plan and schedule of Development within [**********] after the first meeting of JDC.

2. The JDC shall be comprised of [*****] ALTUS representatives and [*****] AMANO representatives, who will initially be the business and technical mangers. Each party may replace its JDC representative at any time, after discussion with the other party, with subsequent written notice to the other party.

3. Decisions of the JDC shall be made by consensus approval. In the event the parties are unable to agree on any issue, the dispute will be referred to the President or a person designated by the President of each party, who shall promptly meet in person or by means of telephone or video conference and endeavor to resolve the dispute in a timely manner.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     In the event such individuals are unable to resolve the dispute, it shall be settled by [*******************], or as otherwise agreed.

4. On and after the execution of this Agreement, the JDC shall meet at least quarterly at regular intervals, or more often as agreed by the parties, in person at such locations as the parties agree, or by means of telephone or video conference. With the consent of the parties, other representatives of each party may attend JDC meetings as nonvoting observers.

5. Each party shall each bear the expenses of their respective JDC members related to their participation on the JDC and attendance at JDC meetings.

ARTICLE 7. EXPENSES

1. Each party hereto shall [*************************], including but not limited to, the [**************] in its laboratory
     [***********************] for Development from time to time, and such party [***********************************************].

2. During ALTUS's stay in Japan for Development, ALTUS may, [***************], use all equipment in AMANO's laboratory, which are necessary for Development, and, during AMANO's stay in U.S.A. for Development, AMANO may, [****************], use all equipment in ALTUS's laboratory, which are necessary for Development.

3. Each party hereto [**********************], including but not limited to, [**********************] from U.S.A. to Japan and back, [*****************
     *********************************], which would be incurred on ALTUS or
     AMANO under this Agreement.

ARTICLE 8. PATENTS AND ETC.

1. Subject to Article 8(4) below, Patents and/or other industrial property rights, inventions, discoveries, know-how and other technologies (collectively, "Intellectual Property Rights") solely developed, acquired or owned by either party during the life of this Agreement [*************** *******************************************************************]
     Patents and/or other industrial property rights, inventions, discoveries, know-how and other technologies in any country without a prior written consent of such party.

2.   Each party [*****************************************] of Patents and/or
     other Intellectual Property Rights concerning all discoveries, inventions and/or other technologies acquired by such party in the course of or as the result of Development. The [***************] of such Intellectual Property Rights [******************] shall be ALTUS or AMANO and [*****************
     ****************************] for such Patents and/or other Industrial Property Rights [***************************].

3. Each party [****************] for its own Intellectual Property Rights [***********************].


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

4. All Intellectual Property Rights which constitute Joint Technologies [**********************************]. As to Joint Technologies resulted from Joint Development, Intellectual Property Rights for such Joint Technologies [************************], in Japan and in any overseas countries, [***************] ALTUS and AMANO [**********************]
     parties shall [**********************************************]; provided, however, that either party [*******************************] Intellectual Property Right in case such party has, [*************************** *************] Joint Technologies as trade secrets; and that [*********** ***********************************] of such Intellectual Property Rights within [******] of a [*************************] by the other party
     [**************************], then the other party [*******************
     *****************************************] of the Intellectual Property
     Rights [****************************] such Intellectual Property Rights [*********************************].

5. Either party may not assign, transfer, sell or otherwise dispose of its Intellectual Property Rights and know-how acquired in Joint Development to any third party without a prior written consent of the other party. In case either party desires to dispose such technologies, the other party [***********************************************] as negotiated between the parties in good faith.

6. Subject to the terms of this agreement, the parties [*****************] any Intellectual Property Rights they own in accordance with Articles 8(1) and
     (4) above, in any manner they deem fit, and [*****************************
     ******************], provided that, if either party desire to have a third party utilize any Joint Technologies, such either party shall obtain a prior written consent of the other party.

ARTICLE 9. PLAN, SCHEDULE AND REPORTS OF DEVELOPMENT

1. Both the parties apply due diligence to Development in accordance with the plan and schedule of Development which should be prepared and amended from time to time during the life of this Agreement by mutual consultation. Provided, however, that; (a) in the event that Development of either party should be delayed by the force majeure or other reasonable causes to such party, the other party shall agree to the extension [*****************] in the plan and schedule of Development and continue Development during such extended period; (b) in case any alteration of a part of whole of the plan and schedule of Development is required by any reason, either of the parties having or knowing such reason shall notify the other party to that effect in advance.

2. ALTUS and AMANO shall provide the other party with the written report on the results of Development [******************] reasonably requested by the other party.

ARTICLE 10. NDA APPLICATION

1. ALTUS shall use [**********] to research, develop and conduct such research, development and preclinical and human clinical trials as necessary or desirable to obtain all regulatory approvals to manufacture and market, and to obtain necessary approval to


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     market, commence marketing and market Products in U. S. A. and any other countries in the world as ALTUS determines are commercially feasible.

2. Within [**************] following the end of each [**********] period during the life of this Agreement, ALTUS shall prepare and deliver to AMANO a written report which shall describe, in reasonably sufficient detail, (a) the research performed to date employing Materials; (b) the progress of the development, and testing of Materials and Products in all studies including clinical trials; and (c) the status of obtaining the necessary approvals to market Products. In addition, ALTUS shall provide AMANO with a minimum of [**********] advance written notice of the contemplated filing of an NDA application, written notice of other significant regulatory filings and submissions in a timely fashion, and written notice of all approvals obtained after obtaining such approvals.

ARTICLE 11. COMMERCIALIZATION

1. In case that Development of Materials and products contemplated hereunder has been completed and Products may be manufactured and sold on a commercial basis, [***************************] manufacture and sold Products by using all results from ALTUS's Development, AMANO's Development and Joint Development as well as Patents and Technical Information, and [**********************************************], and ALTUS shall
     [***************] to sell Products throughout the world.

2. Notwithstanding the above, except as otherwise provided in this Agreement, [*********************************************] to manufacture and supply
     Materials [********] by using all results from ALTUS's Development, AMANO's Developments and Joint Development as well as Patents and Technical Information, and [***************************************************]
     unless otherwise agreed in writing between the parties as to procurement of Materials from other manufacturing contractor or contractors than AMANO.

3. Only ALTUS shall have a right to grant to the third party agreed upon by AMANO a license to manufacture Products by using all results from ALTUS's Development, Patents and Technical Information. Except as otherwise provided in this Agreement, in case ALTUS grants to the third party such a license, [*****************************************************************
     ***************************************************************].

4. In case ALTUS and/or its licensee procure Materials, which employ the results from AMANO's Development and Joint Development made hereunder, from other manufacturing contractor or contractors than AMANO, ALTUS, such licensee or such manufacturing contractor or contractors shall, unless otherwise provided herein, pay AMANO a royalty of [***************] manufactured and supplied by such manufacturing contractor or contractors pursuant to the rate and payment as agreed by AMANO in advance during commercialization.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

5. AMANO and ALTUS agree and acknowledge that it may be necessary during Phase III of the FDA clinical trial process to arrange for a separate manufacturer (the "Toll Manufacturer") that will be chosen jointly by AMANO and ALTUS to undertake certain manufacturing activities with respect to the [*********************************************************], and that for this purpose it will be necessary for AMANO and ALTUS to license to the Toll Manufacturer all of the necessary technology owned or licensed by AMANO and ALTUS. Accordingly, AMANO and ALTUS each agree to license such technology to such Toll Manufacturer on terms of confidentiality, Intellectual Property Right protection and other matters, [********************], reasonably satisfactory to AMANO and ALTUS.

6. AMANO and ALTUS agree and acknowledge that in order to ensure future supply of Materials, it shall be necessary for ALTUS to engage a secondary supplier (the "Secondary Supplier"). AMANO and ALTUS therefore agree that, whilst it is intended that AMANO shall be the primary supplier of Materials, ALTUS may engage the Secondary Supplier which shall be entitled to use AMANO's Technologies on terms satisfactory to AMANO to produce quantities of Materials for use in clinical during the term of this Agreement.

7.   AMANO and ALTUS acknowledge that:

     (a) ALTUS proposes to proceed with manufacture of the Products if FDA approval is obtained; and

     (b) in order to pursue full-scale manufacture, the primary manufacturer of Materials will be required to have established a large facility suitable for commercial production of Materials in accordance with Good Manufacturing Practices; and

     (c) the establishment of the production facility will necessarily involve considerable investment; and

     (d) the party invested for such production facility including development works must recover such amount as invested from the business contemplated herein.

8. ALTUS shall promptly deliver to AMANO all Phase II reports following completion of the Phase II clinical trial ("Phase H Completion") and statement showing definite estimation of quantities, prices of Materials and the Products to be manufactured and/or sold for [************] period commencing from the day entering Phase III. AMANO shall then advise ALTUS in writing within [***********] of its receipt of such Phase II reports whether AMANO intends to act as primary manufacturer of Materials, provided that the primary manufacture shall be deemed a manufacturing contractor who works for or on behalf of ALTUS to manufacture Materials.

9. If AMANO decides to act as primary manufacturer of Materials following Phase II Completion, the parties shall proceed to negotiate in good faith a Manufacturing Agreement governing the manufacture and supply of Materials to be used by ALTUS in Phase III and/or the commercial manufacture and supply of Materials by AMANO. At


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     this stage, the parties tentatively expect the Manufacturing Agreement to include the following terms and conditions:

     (a) AMANO shall supply at least [****] of the Materials used in the Products to ALTUS and a royalty shall be payable to AMANO in respect of any licensed AMANO's Technologies used in the manufacture of Materials manufactured by a Secondary Supplier, in an amount [***********************************];

     (b) AMANO and ALTUS agree that they shall collaborate and share details of the process in order to drive down the costs of the Materials. Both AMANO and ALTUS shall share equal responsibility through a joint development team that will have the function of lowering costs of the Materials;

     (c) AMANO and ALTUS shall negotiate and decide upon the target price of the Materials supplied by AMANO to have a target price equal to the greater of (i) [****] of the [***************] for the Product, or
          (ii) an amount that provides AMANO with a [****] margin.

10. If AMANO decides not to act as primary manufacturer of Materials following Phase II Completion, ALTUS shall be forced to cease using AMANO as the primary manufacturer of Materials and engage an alternative primary manufacturer to carry out manufacture of Materials. In this case, AMANO agrees that the alternative primary manufacturer [*********************
     ***************************************************************************
     ************************************].

11. Where applicable, commercialization and transactions contemplated in this Article shall be executed under the separate agreements or contracts in writing to be duly signed by ALTUS and AMANO.

ARTICLE 12. RESTRICTION OF USE

1. ALTUS and AMANO have provided the other party with some information on the subject herein contemplated under Secrecy Agreement dated [************] and shall further provide each other with some additional necessary information and materials, if available, so as to enable the other party to conduct Development.

2. Neither ALTUS nor AMANO may use the information and materials supplied hereunder, which ALTUS and/or AMANO is obligated to keep confidential under
     Article 13 hereof for any purpose other than for fulfilling the purpose of this Agreement.

3. AMANO agrees that it shall manufacture and supply [********************** **********************] to be used for the products exclusively to ALTUS during the term of this Agreement.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 13. CONFIDENTIALITY

1. During the life of this Agreement and thereafter, unless otherwise agreed upon in writing between the parties hereto, ALTUS and AMANO shall hold in confidence any proprietary information provided by the other party and any study results, and not to disclose the same to any unauthorized third party by publication or otherwise without prior written consent by the other party, except for such information and results which:

     (a) on the date of ALTUS's and AMANO's signing this Agreement is in the public domain;

     (b) after the date of ALTUS's and AMANO's signing this Agreement becomes part of the public domain by publication or otherwise, except by breach of this Agreement by ALTUS and/or AMANO;

     (c) ALTUS and/or AMANO can establish by competent proof that the information was in its possession on the date of its signing this Agreement and was not acquired directly or indirectly from the other party; and

     (d) ALTUS and/or AMANO can establish by competent proof that the information was received from a third party after the date of its signing this Agreement; provided, however, that such information was not obtained by said third party directly or indirectly from the other party.

     (e) is required to be disclosed by ALTUS to the FDA or other governmental authorities in order to obtain governmental approvals for the Products.

2. It is mutually understood, however, that ALTUS or AMANO is allowed to disclose said information to a minimum number of investigators in their institutions to whom it is necessary for it to do so for the purpose of this Agreement on condition that such investigators shall be bound by the same obligation as provided in this Agreement.

3. ALTUS and AMANO shall hold in confidence any and all negotiations with the other party including all past and future studies.

ARTICLE 14. PERIOD OF AGREEMENT

This Agreement shall become effective on the date first above written in this Agreement and remain in force for a period of five (5) years thereafter, and shall not be renewed thereafter unless agreed by both the parties hereto in writing upon the extension of this Agreement at least [************] prior to the date of expiration of this Agreement.

ARTICLE 15. TERMINATION

1. If either party fails, refuses or neglects fully and faithfully to keep, observe or perform any covenant herein mentioned to be kept, observed or performed by either party, then, the other party may notify such party in writing of such default stating in such written notice the covenant or covenants of this Agreement which such party shall have failed,


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

     refused or neglected to keep, observe or perform, and if such party, for a period of [************] after the service upon such party of such written notice, continues to fail, refuse or neglect to keep, observe or perform any such covenant or covenants, then the other party may cancel or terminate this Agreement by serving upon such party a written notice of such cancellation and termination hereof.

2. ALTUS or AMANO may terminate this Agreement by giving the other party a written notice in the event of following:

     (a) liquidation, dissolution, insolvency, bankruptcy or other events similar thereto of the other party, or

     (b) incapability, incompetency or more than [**********] absence of the other party.

3. Either party hereto shall be entitled to cease any and all activity pursuant to this Agreement based on technical, scientific, medical, regulatory, economic or commercial factors upon [*********] notice to the other party. In the event that such party gives the other party notice pursuant to this Article 15.3, this Agreement shall terminate after such [**********] period has elapsed and such party [********************] any penalty, indemnity, damages or other amount to the other party based on the cessation of activity pursuant to this Article 15.3.

ARTICLE 16. EFFECT OF TERMINATION

1. In case of termination of this Agreement: (i) by AMANO for [************* *******]; or (ii) by ALTUS for reasons [******************************],
     ALTUS shall retain a [***********] license, for so long as the Products are sold, with right to sublicense, to AMANO's Technologies and Joint Technologies, to make, have made, use, sell, offer to sell and import Materials employing such AMANO's Technologies and Joint Technologies, the royalty shall be [****************] of net sales of the Products.

2. In case of termination of this Agreement: (i) by ALTUS for [************* *******]; or (ii) by AMANO as a result of [******************************
     ***************************], ALTUS shall retain a [***************]
     license, for so long as the Products are sold, with right to sublicense, to AMANO's Technologies and Joint Technologies, to make, have made, use, sell, offer to sell and import Materials and Products employing such AMANO's Technologies and Joint Technologies as developed during the effective period of this Agreement; [******].

3. Upon the termination as set forth in Article 16.1 or Article 16.2, both the parties shall enter into a license agreement where AMANO grants ALTUS a license to [***********************************************] Materials and
     Products employing such AMANO's Technologies and Joint Technologies as developed during the effective period of this Agreement.

4. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

5. The following provisions shall survive termination: Articles 8, 11, 12, 14, l6 and 17.

ARTICLE 17. ARBITRATION

All disputes, controversies or differences which may arise between the parties hereto, out of or in relation to or in connection with this Agreement, or the breach thereof, shall be finally settled by arbitration in:

     (a) where the relevant claim is brought by ALTUS - Tokyo, Japan in accordance with the Commercial Arbitration Rules of The Japan Commercial Arbitration Association; or

     (b) where the relevant claim is brought by AMANO - Massachusetts, United States of America, in accordance with the rules and procedures of the American Arbitration Association.

In either case, the award rendered by arbitrator(s) shall be final and binding upon both parties.

ARTICLE 18. NOTICE

Any notice required of permitted to be given under this Agreement by either of the parties hereto shall be deemed to have been sufficiently given for all the purposes hereof if mailed by registered mail, postage prepaid, addressed to the party to be notified at its address shown at the beginning of this Agreement, or at such other address as may be furnished to the notifying party in writing.

ARTICLE 19. WAIVER

No omission or delay on the part of any party hereto in requiring a due and punctual fulfillment by any other party hereto of the obligations of such other parry shall be deemed to constitute a waiver by the omitting or delaying party of any of its rights to require such due and punctual fulfillment of any other obligations hereunder whether similar or otherwise or a waiver of any remedy it might have hereunder.

ARTICLE 20. FORCE MAJEURE

Neither party to this Agreement shall be held responsible for the damages caused by any delay or failure to perform under this Agreement, which is the result of any happenings or events which could not have been reasonably avoided. Such happenings or events shall include but shall not be limited to fire, flood, explosion, action of the elements, acts of God, accidents, epidemics, inability to obtain or shortage of material or equipment, riots, or other civil commotion, war enemy action, or acts, demands or requirements of the Governments of U.S.A. or Japan.

ARTICLE 21. ASSIGNMENT

Neither this Agreement nor any right or obligation hereunder shall be assignable in whole or in part, whether by operation of laws, or otherwise by either party without a prior written consent of the other party. In case of any amalgamation, merger, consolidation or sale of all or substantially


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

all the assets of ALTUS or AMANO without a prior written consent of the other party, this Agreement and any right hereunder may [*************************** *****] except where [**********************************************************
**********************************************], in such case such assignment shall require consent from the other party, and such consent shall not be unreasonably withheld.

ARTICLE 22. GOVERNING LAW

1. Irrespective of the place of execution or performance, this Agreement as to all matters except with one provided in Article 22 (2) below shall be considered as having been entered into in Japan and shall be construed and interpreted in accordance with the laws of Japan, excluding its Law Regarding Conflict of Laws (horei).

2. Irrespective of Article 22(I) above, the laws of the United States of America (excluding its choice of law rules) shall apply to the extent that the provisions contained in this Agreement concern or deal with Intellectual Property Rights.

ARTICLE 23. AMENDMENT

This Agreement sets forth the only agreement and understanding of the parties on the subject of cooperative development and supersedes any prior negotiations, memorandum or agreement, whether oral or written, and neither of the parties shall be bound by any conditions, definitions, warranties, or representations other than as expressly provided in this Agreement, or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer of the party to be bound thereby.

ARTICLE 24. SEPARABILITY

The validity, legality and enforceability of any provision hereof shall not be affected or impaired in any way by any holding that any other provision or provisions contained herein are invalid, illegal or unenforceable in any respect.

ARTICLE 25. LANGUAGE

This Agreement is in the English language only, which language shall control and any version in any other language shall be for accommodation only and not bind the parties hereto.

ARTICLE 26. HEADINGS

The heading of articles and paragraphs used in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of the respective articles and paragraphs of this Agreement.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first above written. This Agreement is made in English, two copies and both parties duly signed and retain each other.

ALTUS: ALTUS BIOLOGICS INC


/s/ Peter Lanciano
-------------------------------------
By Peter Lanciano, President


AMANO: AMANO ENZYME CO., LTD.


/s/ Motoyuki Amano
-------------------------------------
By Motoyuki Amano; President


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

                 Amendment to Cooperative Development Agreement

THIS AMENDMENT, entered into as of the 11th day of October, 2005 (this "Amendment"), by and between Altus Pharmaceuticals Inc. (formerly known as Altus Biologics Inc.), a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 125 Sidney Street, Cambridge, Massachusetts 02139, USA ("Altus"), and Amano Enzyme Inc., a corporation organized and existing under the laws of Japan and having its principal place of business at 1-2-7, Nishiki, Naka-ku, Nagoya, Japan ("Amano"), amends the Cooperative Development Agreement dated as of November 8, 2002, by and between Altus and Amano (the "Agreement"). Capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

                                   Background

WHEREAS, Altus and Amano desire to amend the Agreement to set forth certain mutual understandings reached by the parties with respect to the manufacture and supply of Materials by Amano for use by Altus in certain non-clinical studies and the phase III clinical trial of the Product (collectively, the "Phase III Materials") and the engagement of third party contract manufacturers ("CMOs") to provide manufacturing services in connection with commercial manufacture and supply; and

WHEREAS, Altus and Amano desire to amend the Agreement to set forth certain additional understandings in anticipation of (a) the parties entering into a Manufacturing Agreement for the commercial manufacture and supply of Materials by Amano (if Amano elects to act as the primary manufacturer of some of the Materials for commercial supply, [*********************************************
******************************************************************************
***********] and (b) the engagement of CMOs for the commercial manufacture and supply of Materials for which Amano does not elect to act as the primary manufacturer for commercial supply.

NOW, THEREFORE, Altus and Amano agree to amend the Agreement as follows:

1. The parties acknowledge that certain provisions of the Agreement anticipate that, if Amano elects to act as the primary manufacturer of Materials following phase II Completion, the parties will negotiate a Manufacturing Agreement to govern the manufacture and supply of Materials for both the Phase III clinical study and the commercial supply of Products. Notwithstanding such provisions, the parties have agreed to proceed with the manufacture and supply of Phase III Materials as set forth below in this Amendment and to defer negotiation of a Manufacturing Agreement until promptly after Amano makes its election pursuant to paragraph 2 below.

2. The parties expect to reach agreement regarding Altus' anticipated needs for commercial supply and Amano's manufacturing capacity and capabilities prior to [***************]. With respect to Materials for which Amano has [*************************], Amano shall make its election as to whether it will act as the initial primary manufacturer for commercial supply on or about [***************]. The timing of such election is critical to (a) enabling the parties to negotiate a Manufacturing Agreement, if Amano elects to act as the primary manufacturer for


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

some of the Materials, and (b) enabling Altus to engage CMOs to assist in the manufacture of Materials necessary for commercialization, all in a timeframe that is consistent with Altus' commercial launch goals for the Product. Amano's right to elect to act as the initial primary manufacturer of any or all of the Materials for commercial supply shall be subject to Altus' right under the Agreement to engage a Secondary Supplier for up to [*****] of any such Material. Amano and Altus expect that the Manufacturing Agreement will provide that if Amano [*****************] the initial primary manufacturer of any or all of the Materials for commercial supply, but at a later date notifies Altus that it wishes to become the primary manufacturer of any such Materials, the parties shall [*********************************************************************] on
mutually agreeable terms; provided that any such transition shall be accomplished in a manner that does not [*************************************
****].

3. The parties are currently in the process of engaging a CMO selected by the parties to perform [***********************] in connection with Amano's manufacture and supply of Phase III Materials. The costs of such CM0's services shall be borne by [*****].

4. Amano shall supply GMP-compliant Phase III Materials and non-GMP compliant non-clinical material at the following prices (excluding shipping charges):

     [*******]:[*********] per kilogram

     [******]: [********] per kilogram

     [******]: [********] per kilogram

The currently anticipated requirements and delivery schedule for such Phase III Materials to be supplied by Amano is set forth in Exhibit A to this Amendment. Altus shall provide Amano, with updates to the requirements and delivery schedule set forth in Exhibit A on a [******] basis until such time as Altus provides Amano with firm purchase order(s) for such Phase III Materials, each of which shall be provided at least [*****] prior to the final delivery date for the Phase III Materials covered by such purchase order. Amano shall accept such purchase order(s) and shall deliver such Phase III Materials in accordance with such purchase order(s) to Altus' designated location(s); provided that Amano shall not be required to provide more than [***] of the quantities set forth in Exhibit A and Amano shall not be required to deliver Phase III Materials other than [***************************************] set forth in Exhibit A.

5. Promptly after the date of this Amendment, the parties shall enter into a quality agreement relating to Amano's supply of Phase III Materials, which agreement shall address operational issues relating to manufacturing quality typically addressed in pharmaceutical manufacturing quality agreements. The Phase III Materials that Amano supplies shall conform to the requirements therefor specified in Exhibit A and in the quality agreement described in this paragraph 5; provided that the parties acknowledge that, as of the date of this Amendment, certain aspects of [*************************************************
***********************************************] and the parties agree to reasonably cooperate with one another to amend Exhibit A and the quality agreement as needed to reflect [**************************].


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

6. The parties agree that CMOs required to provide manufacturing services in connection with the commercial manufacture and supply of Materials shall be selected in accordance with the criteria set forth in Exhibit B and that Amano and Altus shall work collaboratively through the JDC to select such CMOs and decide upon the desired logistics with respect to interactions of such CMOs, Amano and Altus in a timely manner so that Materials can be delivered on or before Altus' required delivery dates. Because the selection of satisfactory CMOs in a timely manner is of critical importance to Altus' regulatory and product development responsibilities, [****************************************]
regarding the selection of any CMO [********************************************
*************]. Unless otherwise agreed by the parties on a case-by-case basis, Altus will contract with and supervise any requited CMOs. It is anticipated that Altus will be responsible for [******************] costs to the extent [*********************].

7. Amano and Altus shall cooperate with each other to promptly transfer any necessary manufacturing technology to any CMO selected in accordance with this Amendment. The manufacturing technology that Amano and Altus would transfer would include, without limitation, any Technical Information, copies of documentation possessed by Amano or Altus, and [**********************] reasonably required to produce the Materials, in each case organized and delivered in a manner reasonably designed to enable the transferee to make efficient use of such technology. [*********************************************
********************************************************************************
**************].

8. Amano shall grant licenses to use AMANO's Technologies and Joint Technologies to Altus with a right to grant sublicenses thereof to any CMOs described in paragraph 7 of this Amendment reasonably required to enable CMOs to manufacture Materials for commercial supply to Altus. For the purposes of clarifying Section 4 of Article 11 of the Agreement, Altus shall be responsible for making royalty payments to Amano under that section and the royalty to be paid by Altus to Amano with respect to Materials manufactured and supplied by a CMO using AMANO's Technologies and/or Joint Technologies shall be [***] of [******************** ******************************************].

9. If Amano elects to act as the initial primary manufacturer of some of the Materials for commercial supply, the parties shall negotiate pricing for such supply in connection with their negotiation of the Manufacturing Agreement [*******************************************************************************
********************************].

10. The parties acknowledge that substantial communication and cooperation will be needed in order to facilitate the timely manufacture and supply of Materials for the Phase III clinical trial of the Product and for commercial supply. The parties agree to coordinate their activities with respect to such manufacture and supply matters through the JDC and to use reasonable efforts to undertake such activities in a manner consistent with the best commercial interests of the Product.

11. Without limiting Amano's exclusivity obligations set forth in Articles 5.4 and 12.3 of the Agreement, Amano shall not [************************************
********************************************************************************
**********


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

********************************************************************************
********************************************************************************
*********************************************]; provided, however, for the avoidance of doubt, the parties agree that Amano shall be permitted to market, sell and supply [*******************************************] provided in each case such enzymes are [*********************************************************
**************]; and provided further, however, Amano shall be permitted to continue supplying the enzymes that it currently supplies to customers (other than Altus) if, [***************************************************************
********************************************************************************
*********************************************************************].

12. As amended by this Amendment, the Agreement remains in full force and effect.

EXECUTED by the parties as of the date first written above.

ALTUS PHARMACEUTICALS INC.


By: /s/ Sheldon Berkle
    ---------------------------------
Name: Sheldon Berkle
Title: President & CEO


AMANO ENZYME INC.


By: /s/ M. Amano
    ---------------------------------
Name: Motoyuki Amano
Title: President


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.